EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants for Zomax Optical Media, Inc. (the "Company"), we hereby consent to the incorporation of our report dated January 24, 1997, incorporated by reference in this Form 10-KSB, into the Company's previously filed Registration Statements on Form S-8, File Nos. 333-06145 and 333-06133.


                                                    /s/ Arthur Andersen LLP
                                                    ARTHUR ANDERSEN LLP


Minneapolis, Minnesota
March 26, 1997